SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	February 21, 2006
CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14142 Denver West Parkway, Suite 250 Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 278-8464
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 21, 2006, the Board of Directors of Canyon Resources Corporation (“Canyon”) agreed to amend and restate Canyon’s Certificate of Incorporation, as amended, in the form attached hereto as Exhibit 3.1. The Board’s action was duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware and the Amended and Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of Canyon’s previous Certificate of Incorporation, as amended and supplemented from time to time, and there are no discrepancies between those provisions and the provisions of the Amended and Restated Certificate of Incorporation.
Item 8.01 Other Events
On February 21, 2006, Canyon announced that the United States Supreme Court has denied grant of certiorari in the case of Seven Up Pete Venture, et al. v The State of Montana. The Seven Up Pete Venture, a wholly owned subsidiary of Canyon, had filed a Petition for Writ of Certiorari on November 4, 2005. The Supreme Court repeatedly has stressed that a denial of certiorari does not in any way imply that the case was decided correctly by the lower courts. Accordingly, no federal court has yet reviewed the merits of the Venture’s federal constitutional challenges.
Upon learning that the Supreme Court had declined to review the Montana Supreme Court decision, the Venture moved promptly to reinstate its federal lawsuit. Earlier today, the Venture filed a renewed motion to reopen its federal takings claim in the United States District Court for the District of Montana. On January 27, 2006, the District Court denied the motion to reopen the reserved federal takings claims due to the pending petition for certiorari to the Supreme Court, but stated the motion may be re-filed once the Supreme Court rendered a final non-appealable order. The parties previously have briefed the issues in this case and the federal court has not yet resolved them.
A copy of the news release issued by Canyon in connection with the denial of certiorari is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

3.1	Amended and Restated Certificate of Incorporation.

99.1	Canyon Resources Corporation News Release dated February 21, 2006.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: February 23, 2006	By:	/s/ David P. Suleski
David P. Suleski
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
3.1	Amended and Restated Certificate of Incorporation.

99.1	Canyon Resources Corporation news release dated February 21, 2006